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                                                                    EXHIBIT 21.1

SUBSIDIARIES OF THE REGISTRANT

                                                    STATE OR OTHER JURISDICTION
                                                          OF INCORPORATION
                 NAME                                     OR ORGANIZATION
                 ----                                     ---------------
Irwin Union Bank and Trust Company                            Indiana
   Irwin Home Equity Corporation                              Indiana
      IHE Funding Corp. II                                    Delaware
   Irwin Union Realty Corporation                             Indiana
   Irwin Union Collateral, Inc.                               Indiana
   Irwin Commercial Finance Corporation                       Indiana
      Irwin Business Finance Corporation                      Indiana
      Irwin Franchise Capital Corporation                     Indiana
      Irwin International Corporation                         Edge Act
         Onset Capital Corporation                            Canada
              Onset Alberta Ltd.                              Canada
   Irwin Union Securities, Inc.                               Indiana
   Irwin Reinsurance Corporation                              Vermont
   Irwin Union Insurance, Inc.                                Indiana
   Irwin Union Advisory Services, Inc.                        Indiana
   Irwin Mortgage Corporation                                 Indiana

Irwin Union Investor Services, Inc.                           Indiana

Irwin Union Bank, F.S.B.                                      Federal

Irwin Union Credit Insurance Corporation                      Arizona

IFC Capital Trust I                                           Delaware

IFC Capital Trust II                                          Delaware

IFC Capital Trust III                                         Delaware

IFC Capital Trust IV                                          Delaware

IFC Capital Trust V                                           Delaware

IFC Capital Trust VI                                          Delaware

IFC Mortgage Corporation                                      Indiana

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
Irwin Equipment Finance Corporation                           Indiana
   Irwin Leasing Corporation                                  Illinois

Irwin Ventures LLC                                            Delaware
   Irwin Ventures SBIC LLC                                    Delaware

Irwin Residual Holdings Corporation                           Indiana
     Irwin Funding Corp.                                      Delaware
     Irwin Funding Corp. II                                   Delaware

Irwin Residual Holdings Corporation II                        Indiana
     IHE Funding Corp.                                        Delaware